  Exhibit 10.4
FORM OF LOCK-UP AGREEMENT
Agreement and Plan of Merger and Reorganization
dated as of February 10, 2016
by and among
Yuma Energy, Inc.,
Yuma Delaware Merger Subsidiary, Inc.,
Yuma Merger Subsidiary, Inc.,
and
Davis Petroleum Acquisition Corp.
Dated as of October 26, 2016
Yuma Energy, Inc.
1177 West Loop South, Suite 1825
Houston, Texas 77027

Yuma Delaware Merger Subsidiary, Inc.
1177 West Loop South, Suite 1825
Houston, Texas 77027

Ladies and Gentlemen:
This agreement is being delivered to Yuma Energy, Inc. (“Yuma”) and Yuma Delaware Merger Subsidiary, Inc. (“Yuma Delaware”) in connection with the Agreement and Plan of Merger and Reorganization, dated as of February 10, 2016, by and among Yuma, Yuma Delaware, Yuma Merger Subsidiary, Inc., and Davis Petroleum Acquisition Corp. (“Davis”) (the “Merger Agreement”). Capitalized terms not defined herein shall have the meanings set forth in the Merger Agreement.
In order to induce you to enter into the Merger Agreement, and in light of the benefits that the Merger Agreement will confer upon the undersigned in its capacity as a securityholder of Davis, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with Yuma and Yuma Delaware that, during the period beginning on and including the date of the Closing through and including the date that is the 180th day after the date of the Closing (the “Lock-Up Period”), the undersigned will not, without the prior written consent of Yuma Delaware, directly or indirectly:
(i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any shares of Yuma Delaware’s Common Stock, its Series D Convertible Preferred Stock or any other class of its capital stock (collectively, “Capital Stock”) or any other securities convertible into or exercisable or exchangeable for any Capital Stock, whether now owned or hereafter acquired by the undersigned during the Lock-Up Period or with respect to which the undersigned has or hereafter acquires the power of disposition during the Lock-Up Period, or
(ii) enter into any swap or other agreement, arrangement or transaction that transfers to another, in whole or in part, directly or indirectly, any of the economic consequence of ownership of any Capital Stock or any securities convertible into or exercisable or exchangeable for any Capital Stock, whether any transaction described in clause (i) or (ii) above is to be settled by delivery of any Capital Stock, other securities, in cash or otherwise.
Notwithstanding the provisions set forth in the immediately preceding paragraph, the undersigned may, without the prior written consent of Yuma or Yuma Delaware, transfer any Capital Stock or any securities convertible into or exchangeable or exercisable for any Capital Stock:
(1) if the undersigned is a natural person, as a bona fide gift or gifts, or by will or intestacy, to any member of the immediate family (as defined below) of the undersigned or to a trust the beneficiaries of which are exclusively the undersigned or members of the undersigned’s immediate family or as a bona fide gift or gifts to a charity or educational institution,
(2) if the undersigned is a partnership or a limited liability company, to a partner or member, as the case may be, of such partnership or limited liability company if, in any such case, such transfer is not for value,
(3) if the undersigned is a corporation, partnership, limited liability company or other business entity, any transfer made by the undersigned to another corporation, partnership, limited liability company or other business entity so long as the transferee is an affiliate (as defined below) of the undersigned and such transfer is not for value,
(4) if the undersigned is a corporation, partnership, limited liability company or other business entity, any transfer made by the undersigned in connection with the sale or other bona fide transfer in a single transaction of all or substantially all of the undersigned’s capital stock, partnership interests, membership interests or other similar equity interests, as the case may be, or all or substantially all of the undersigned’s assets, in any such case not undertaken for the purpose of avoiding the restrictions imposed by this agreement, and
(5) the conversion, exchange or exercise of any securities convertible into or exercisable or exchangeable for Yuma Delaware’s Common Stock, including Yuma Delaware’s Series D Preferred Stock, and any shares of Common Stock or received upon such conversion, exchange or exercise shall continue to be subject to the terms of this agreement, provided, however, that in the case of any transfer described in clause (1), (2), (3) or (4) above, it shall be a condition to the transfer that (A) the transferee executes and delivers to Yuma Delaware not later than one business day prior to such transfer, a written agreement, in substantially the form of this agreement (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of the undersigned and not to the immediate family of the transferee) and otherwise satisfactory in form and substance to Yuma Delaware, and (B) if the undersigned is required to file a report under Section 16(a) of the Securities Exchange Act of 1934, as amended, reporting a reduction in beneficial ownership of shares of any Capital Stock or any securities convertible into or exercisable or exchangeable for any Capital Stock by the undersigned during the Lock-Up Period (as the same may be extended as described above), the undersigned shall include a statement in such report to the effect that such transfer or distribution is not a transfer for value and (w) in the case of any transfer pursuant to clause (1), that such transfer is being made as a gift or by will or intestacy, as the case may be, (x) in the case of any transfer pursuant to clause (2), that such transfer is being made to the partners or members, as the case may be, of the applicable partnership or limited liability company, as the case may be, (y) in the case of any transfer pursuant to clause (3), that such transfer is being made to another corporation, partnership, limited liability company or other business entity that is an affiliate of the undersigned, and (z) in the case of any transfer pursuant to clause (4), that such transfer is being made in connection with the sale or other bona fide transfer in a single transaction of all or substantially all of the undersigned’s capital stock, partnership interests, membership interests or other similar equity interests, as the case may be, or all or substantially all of the undersigned’s assets. For purposes of this paragraph, “immediate family” shall mean a spouse, father, mother, child, grandchild or other lineal descendant (including by adoption), brother or sister of the undersigned, and “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act of 1933, as amended (the “1933 Act”). Any Common Stock of Yuma Delaware acquired by the undersigned in the open market after the date hereof will not be subject to the restrictions set forth in this agreement.

Furthermore, nothing in this agreement shall prohibit the undersigned from receiving shares of Capital Stock, including Yuma Delaware’s Series D Preferred Stock, by reason of a stock dividend, reclassification, recapitalization, split, combination, exchange of shares or similar event or transaction, and any such shares received will also be subject to the terms of this agreement.
The undersigned further agrees that (i) it will not, during the Lock-Up Period make any demand for or exercise any right with respect to the registration under the 1933 Act, of any shares of any Capital Stock or any securities convertible into or exercisable or exchangeable for any Capital Stock, and (ii) Yuma Delaware may, with respect to any Capital Stock or any securities convertible into or exercisable or exchangeable for any Capital Stock owned or held (of record or beneficially) by the undersigned that is subject to the restrictions set forth in this agreement, cause the transfer agent or other registrar to enter stop transfer instructions and implement stop transfer procedures with respect to such securities during the Lock-Up Period.
The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this agreement and that this agreement has been duly authorized (if applicable), executed and delivered by the undersigned and is a valid and binding agreement of the undersigned. This agreement and all authority herein conferred are irrevocable and shall survive the death or incapacity of the undersigned (if a natural person) and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
[Signature Page Immediately Follows]

IN WITNESS WHEREOF, the undersigned has executed and delivered this agreement as of the date first set forth above.
Yours very truly,

Print Name:

[Signature Page to Lock-Up Agreement]